UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018 (March 6, 2018)

ICTV BRANDS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49638	76-0621102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

489 Devon Park Drive, Suite 306 Wayne, PA 19087
(Address of principal executive offices)

484-598-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Signing of Therma Bright Asset Purchase Agreement

On March 6, 2018, ICTV Brands Inc. (the “the Company”) and its subsidiaries ICTV Brands UK Limited, Inc., a UK corporation (“ICTV UK”), ICTV Brands HK Limited, a Hong Kong corporation (“ICTV HK”) and ICTV Brands Israel Ltd., an Israeli corporation (“ICTV Israel” and collectively with the Company, ICTV UK and ICTV HK, the “Sellers”) entered into an asset purchase agreement (the “Asset Purchase Agreement”), with Therma Bright Inc., a British Columbia corporation (“Therma Bright”), pursuant to which Therma Bright agreed to acquire certain assets (the “Purchased Assets”) relating to the Sellers’ ClearTouch nail phototherapy device (the “Nail Product”) and no!no! skin phototherapy device (the “Skin Product and together with the Nail Product, the “Purchased Products”), excluding, with some exception, any liabilities relating thereto, and excluding any rights to the trademark or name “no!no!” or “no!no!skin,” (the “no!no! Trademarks”), for a purchase price of $2,250,000, subject to certain closing adjustments.

The purchase price to be paid by Therma Bright is payable as follows: (i) $750,000 in cash, subject to certain adjustments, on the closing date; (ii) $500,000 in cash, payable on or before December 31, 2018 (“2018 Payment”); (iii) $500,000 in cash, payable on or before December 31, 2019 (“2019 Payment”); and (iv) $500,000 in cash, payable on or before December 31, 2020 (“2020 Payment” and collectively with the 2018 Payment and the 2019 Payment, the “Future Payments”). If Therma Bright chooses to prepay the purchase price in full at any time on or before June 30, 2019, ICTV will provide Therma Bright with a credit off the purchase price in the amount of $200,000.

In order to guarantee the Future Payments, Therma Bright granted to Sellers a security interest on the US patent # 9,414,470 and on the US trademark# 5,355,075 forming part of the Purchased Assets, pursuant to the Patent and Trademark Pledge Agreement described below.

The Asset Purchase Agreement contains customary representations, warranties and covenants, as well as indemnification provisions subject to specified limitations. The indemnification provided by Therma Bright under the Asset Purchase Agreement covers (i) breaches of representations and warranties of Therma Bright, (ii) breaches of covenants or other obligations of Therma Bright, and (iii) assumed liabilities. The indemnification provided by the Sellers covers (i) breaches of representations and warranties of the Sellers, (ii) breaches of covenants or other obligations of the Sellers, (iii) any debts, liabilities, or obligations of Sellers attributable to the operation of the Sellers’ business relating to the Purchased Products prior to the closing; (iv) any amounts owed by Sellers to any other broker, dealer or agent in connection with the transactions contemplated by the Asset Purchase Agreement; or (v) any taxes relating to the transaction contemplated by the Asset Purchase Agreement.

The closing of the transaction, which is expected to occur on or before April 1, 2018, is subject to customary closing conditions, including, without limitation, the completion of business, accounting and legal due diligence investigations; the receipt of all authorizations, consents and approvals of all governmental authorities or agencies; the receipt of any required consents of any third parties; the receipt of an opinion from counsel to the Sellers; and financing obtained by Therma Bright to pay the portion of the purchase price payable at closing.

The foregoing summary of the terms and conditions of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. The Asset Purchase Agreement has been filed as Exhibit 10.1 herewith, and is incorporated herein by reference.

Transition Services Agreement

In connection with the Asset Purchase Agreement, on March 6, 2018 the Company entered into a transition services agreement with Therma Bright (the “Transition Services Agreement”), pursuant to which the Company will make available to Therma Bright certain services and support on a transitional basis for a term of 150 days (collectively, the “Transition Services”), in exchange for which Therma Bright shall pay the service charge as set forth in the Transition Services Agreement for each of the Transaction Services provided, plus all out-of-pocket expenses incurred in connection with the services.

The foregoing summary of the terms and conditions of the Transition Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. The Transition Services Agreement has been filed as Exhibit 10.2 herewith, and is incorporated herein by reference.

Patent and Trademark Pledge Agreement

In connection with the Asset Purchase Agreement, on March 6, 2018, the Company entered into a patent and trademark pledge agreement (the “Patent and Trademark Pledge Agreement”) with Therma Bright, pursuant to which Therma Bright granted to Sellers a first priority security interest in the US patent # 9,414,470 and on the US trademark# 5,355,075 forming part of the Purchased Assets, in order to guarantee the Future Payments.

The foregoing summary of the terms and conditions of the Patent and Trademark Pledge Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. The Patent and Trademark Pledge Agreement has been filed as Exhibit 10.3 herewith, and is incorporated herein by reference.

Sales Representative Agreement

In connection with the Asset Purchase Agreement, on March 6, 2018, the Company entered into a sales representative agreement (the “Sales Representative Agreement”) with Therma Bright, pursuant to which the Company will provide sales, promotion and marketing and after-sale services with respect to the Purchase Products. The Company will be paid 10% of net collected sales of the Purchased Products sold under trademarks other than the no!no! Trademarks, and 50% of net collected sales of Skin Products sold under any of the no!no! Trademarks. The term of the Sales Representative Agreement is twelve month, which will automatically renew for successive one-year periods unless terminated in accordance with the terms therein.

The foregoing summary of the terms and conditions of the Sales Representative Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. The Sales Representative Agreement has been filed as Exhibit 10.4 herewith, and is incorporated herein by reference.

Item 8.01 Other Events.

On March 12, 2018, the Company issued a press release regarding the signing of the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Unless otherwise indicated, the following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Asset Purchase Agreement, dated March 6, 2018, by and among Therma Bright Inc., ICTV Brands UK Limited, ICTV Brands HK Limited, ICTV Brands Israel Ltd and ICTV Brands Inc.
10.2	Transition Services Agreement, dated March 6, 2018, by and between ICTV Brands, Inc. and Therma Bright Inc.
10.3	Patent and Trademark Pledge Agreement, dated March 6, 2018, by and between Therma Bright Inc. and ICTV Brands, Inc.
10.4	Sales Representative Agreement, dated March 6, 2018, by and between Therma Bright Inc. and ICTV Brands, Inc.
99.1	Press Release, dated March 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2018	ICTV BRANDS INC.

/s/ Richard Ransom
	Name:	Richard Ransom
	Title:	President

EXHIBIT INDEX

Unless otherwise indicated, the following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Asset Purchase Agreement, dated March 6, 2018, by and among Therma Bright Inc., ICTV Brands UK Limited, ICTV Brands HK Limited, ICTV Brands Israel Ltd and ICTV Brands Inc.
10.2	Transition Services Agreement, dated March 6, 2018, by and between ICTV Brands, Inc. and Therma Bright Inc.
10.3	Patent and Trademark Pledge Agreement, dated March 6, 2018, by and between Therma Bright Inc. and ICTV Brands, Inc.
10.4	Sales Representative Agreement, dated March 6, 2018, by and between Therma Bright Inc. and ICTV Brands, Inc.
99.1	Press Release, dated March 12, 2018